UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2023

AYALA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36138	02-0563870
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9 Deer Park Drive, Suite K-1 Monmouth Junction, NJ	08852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 452-9813

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On October 18, 2022, Ayala Pharmaceuticals, Inc. (f/k/a Advaxis, Inc.) (the “Registrant”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Registrant, Old Ayala, Inc. (f/k/a Ayala Pharmaceuticals, Inc.), a Delaware corporation (“Old Ayala”), and Doe Merger Sub, Inc. (“Merger Sub”), a Delaware corporation and a wholly-owned subsidiary of the Registrant. On January 19, 2023, pursuant to the Merger Agreement, Merger Sub merged with and into Old Ayala, with Old Ayala continuing as the surviving company and a wholly-owned subsidiary of the Registrant (the “Merger”).

On January 25, 2023, the Registrant filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Original Form 8-K”) to report the consummation of the Merger. The Merger Agreement and additional information on the details of the Merger may be found therein. Among other things, this Amendment No. 1 to the Original Form 8-K amends and supplements Item 9.01 of the Original Form 8-K to provide the financial statements and pro forma financial information required under Items 9.01(a) and (b) of Form 8-K, which were excluded from the Original Form 8-K in reliance on the instructions to such items.

Although Old Ayala is now a direct subsidiary of the Registrant, for accounting purposes the Merger is treated as a “reverse acquisition” and Old Ayala is considered the accounting acquirer. Accordingly, as of the closing of the Merger, Old Ayala’s historical financial condition and results of operations replace the Registrant’s historical financial condition and results of operations for all periods prior to the Merger and, for all periods ending after the Merger, the financial condition and results of operations of both companies will be included in the Registrant’s financial statements. However, the audited consolidated financial statements of Old Ayala as of December 31, 2022 and 2021 filed with this Amendment No. 1 relate to a period closing prior to the Merger, and therefore all information presented relates to Old Ayala on a standalone basis.

We sometimes refer herein to the Registrant, on a standalone basis prior to the consummation of the Merger, as “Pre-Merger Advaxis.”

Item 9.01. Financial Statements and Exhibits.

(a) Audited Financial Statements

The audited consolidated financial statements of Old Ayala (the accounting acquiror in the Merger) for the years ended December 31, 2022 and 2021 are attached as Exhibit 99.1 hereto. We have attached the consent of KFGK, Old Ayala’s independent auditors, as Exhibit 23.1 to this Form 8-K/A.

The audited consolidated financial statements of Old Ayala filed with this Amendment relate to a pre-Merger closing period, and therefore all information presented relates to Old Ayala on a standalone basis.

(b) Unaudited Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of Old Ayala (the accounting acquiror in the Merger) for the fifty-two weeks ended December 31, 2022 and of Pre-Merger Advaxis (the accounting acquiree in the Merger) for the fifty-two weeks ended October 31, 2022 are attached as Exhibit 99.2 hereto.

In preparing the unaudited pro forma condensed combined financial information that was included in the proxy statement/prospectus dated December 12, 2022 that was included in Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-268586), which related to the offering of securities of Pre-Merger Advaxis issued in the Merger, Pre-Merger Advaxis determined that the appropriate presentation in such pro forma financial information would be to account for the Merger solely as a business combination. Following the Merger and prior to the date hereof, the Registrant has determined that the Merger should be accounted for partially as a business combination and partially as a recapitalization, and the pro forma financial information contained in this Amendment No. 1 reflects such treatment.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Audited consolidated financial statements of Old Ayala for the years ended December 31, 2022 and 2021
99.2	Unaudited pro forma condensed combined financial information of Old Ayala for the fifty-two weeks ended December 31, 2022 and of Pre-Merger Advaxis for the fifty-two weeks ended October 31, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 6, 2023	AYALA PHARMACEUTICALS, INC.

	By:	/s/ Kenneth A. Berlin
	Name:	Kenneth A. Berlin
	Title:	President and Chief Executive Officer